UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

W.W. GRAINGER, INC.

(Exact name of registrant as specified in its charter)

Illinois	1-5684	36-1150280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2017, the Board of Directors (the “Board”) of W.W. Grainger, Inc. (the “Company”) amended the By-Laws of the Company (the “Amended By-Laws”), effective as of that date, to implement new “proxy access” provisions and other conforming and updating changes.

The proxy access process under the Amended By-Laws will first be available to the Company’s shareholders in connection with the Company’s 2018 annual meeting of shareholders. Under this process, which is set forth in Article II, Section 1A of the Amended By-Laws, a qualifying shareholder, or a group of up to 20 such shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years may nominate and include in the Company’s proxy statement and proxy card qualifying director nominees constituting up to the greater of two directors or 20% of the directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the Amended By-Laws.

Article II, Section 1(b) of the Amended By-Laws was also amended, in addition to conforming changes to reflect proxy access, to codify the Company’s historical practice of disclosing and establishing the deadline for receipt by the Company of notification of a shareholder nomination pursuant to the advance notice by-laws of the Company as being not later than the deadline with respect to submission of shareholder proposals under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for the next annual meeting of shareholders as set forth in the Company’s proxy statement for the preceding annual meeting of shareholders.  This deadline has been regularly set forth as such in the Company’s proxy statement in prior years and the Company will continue to follow the same practice.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, a copy of which is included as Exhibit 3.1.1 to this report and is incorporated by reference herein. In addition, a copy of the Amended By-Laws, marked to show changes as compared to the Company’s By-Laws, as in effect immediately prior to the adoption of the Amended By-Laws, is included as Exhibit 3.1.2 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description of Exhibit
3.1.1	By-Laws of W.W. Grainger, Inc., as amended on March 9, 2017
3.1.2	By-Laws of W.W. Grainger, Inc., as amended on March 9, 2017, marked to show changes from the prior By-Laws of W.W. Grainger, Inc., as last amended on October 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017

W.W. GRAINGER, INC.

	By:	/s/ Hugo Dubovoy, Jr.
		Name:	Hugo Dubovoy, Jr.
		Title:	Vice President, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1.1	By-Laws of W.W. Grainger, Inc., as amended on March 9, 2017
3.1.2	By-Laws of W.W. Grainger, Inc., as amended on March 9, 2017, marked to show changes from the prior By-Laws of W.W. Grainger, Inc., as last amended on October 1, 2016